Exhibit 99.1

First Quarter 2015 Investor Update

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “Cautionary Statement(s) Regarding Forward-Looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed with the Securities and Exchange Commission on May 13, 2015 and “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the Securities and Exchange Commission on March 26, 2015. This electronic presentation is provided as of May 14, 2015. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that would have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Energy Supply Projections Vogtle 3 & 4 Construction Update Member Systems Update DOE and RUS Loan Updates Financial and Operational Results Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

Member Revenue Summary Member Requirements Supplied by Oglethorpe Oglethorpe now supplies about half of the Members’ total energy requirements, but will supply nearly two-thirds by the time Vogtle 3&4 comes on-line. Projected Oglethorpe Supplied Projected Total Member Load 4 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2021 92% 67% 63% 61% 62% 55% 56% 52% 58% 51% 52% 46% 60% 63% GWh Oglethorpe Supply of Member Load Actual Oglethorpe Supplied Actual Total Member Load

Shifting Energy Supply Mix Today, Oglethorpe serves its Members’ load with mostly nuclear and coal-fired generation. Over the next six years, nuclear and gas-fired generation will become the predominant energy sources Oglethorpe uses to serve this load. Oglethorpe’s Energy Supply Mix Note: Energy supply mix projections based on 2015 Long Range Financial Forecast. Purchased Power includes Qualifying Facilities purchases made by Oglethorpe and purchases made through the Energy Replacement Program. Projections reflect total energy generated by Oglethorpe. 5 Nuclear 50% Coal 27% Gas CC 15% Gas CT 2% Hydro 5% Purchased Power 1% 2015 Nuclear 49% Coal 13% Gas CC 31% Gas CT 2% Hydro 4% Purchased Power 1% 2021 Nuclear 38% Coal 21% Gas CC 33% Gas CT 2% Hydro 5% Purchased Power 1% 2016

Overview 30% share (660 MW) of 2,200 MW Westinghouse AP1000 units at existing Vogtle site. Revised schedule from EPC Contractors, Westinghouse/Stone & Webster (CB&I), reflects additional 18 month in–service delay for each unit (Q2 2019 for Unit 3 and Q2 2020 for Unit 4). Co-owners have not agreed to any later in-service dates; however, Oglethorpe has revised its project budget from $4.5 billion to $5.0 billion to include additional Co-owner fixed costs for the potential delay such as project oversight and compliance costs, property taxes, insurance, fees, interest, as well as increased contingency. Vogtle 3 & 4 Project Update $2.5 billion spent through 3/31/2015 Actuals Forecasts DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet Q2 2020 Unit 4 Projected In-Service AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA Q2 2019 Unit 3 Projected In-Service AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete 2017 2016 2015 2014 2013 2012 2011 2010 2009 2007 2008 2018 2006 2005 2019 2020 6 April 2016 Unit 3 Contractually guaranteed substantial completion date April 2017 Unit 4 Contractually guaranteed substantial completion date 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 (Billions)

Unit 3 Completed concrete under Containment Vessel Bottom Head (CVBH) to EL 87’-6”. Completed concrete inside CVBH to EL 83’. Completed concrete basemats for Annex Building areas 2&3. Began Turbine Building operating deck construction. Continued CA01 and CA03 module assembly. Received first of two steam generators. Unit 4 Set initial turbine condenser shell. Began Cooling Tower vertical wall construction. Continued Nuclear Island concrete wall placements. Began CA20 module assembly. Recent Accomplishments 7

Look Ahead 2015

	Near Term	By Year End
Unit 3	• Continue assembling structural steel for Annex Building • Set CA01 module • Concrete under CVBH to EL 94' • Begin Shield Building panel installation • Receive second steam generator • Begin construction of the raw water intake structure	• Complete Auxiliary Building concrete floors at EL 82'-6" • Continue Auxiliary Building concrete walls and floors • Set Main Step-Up Transformers • Continue Shield Building panel erection • Begin installation of Turbine-Generator
Unit 4	• Continue Cooling Tower construction • Continue assembly of CA20 module • Start assembly of CA01 module • Set CA04 module	• Concrete inside Containment Vessel to EL 80'-6" • Set CA05 Module • Set Containment Vessel Lower Ring

8

Members’ Load MWh Sales of 37 million in 2014. Average Residential Revenue of 10.96 cents/kWh in 2014. 67% residential. Serve 1.8 million meters, representing approximately 4.2 million people. Covers 38,000 square miles, or 65% of Georgia. Includes 151 out of 159 counties in Georgia. No residential competition. Exclusive right to provide retail service in designated service territories. Competition only at inception for C&I loads in excess of 900kW. Member Systems at a Glance = Oglethorpe’s Members Members’ Service Territory and Competition Member Average Financial Ratios TIER: 2.11x Equity/Assets: 41% Equity/Total Capitalization: 49% Members’ Aggregate Financial Metrics Total Annual Revenues: $4.0 billion Total Net Margins: $183 million Total Patronage Capital: $3.1 billion Total Assets: $7.5 billion Note: Oglethorpe’s debt is not the direct obligation of the Members and, as a result, the capital of the Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. Revenue Contribution to Oglethorpe In 2014, Cobb EMC and Jackson EMC accounted for 13.6% and 10.4% of our total revenues, respectively. No other Member over 10%. 9 2014 Member Customer Base by MWh Sales Residential Service 67% Commercial & Industrial 30% Other 3%

Members’ Stable Financial History Note: For detailed financial and statistical information (2012-2014) on Oglethorpe’s Members, see Exhibit 99.1 filed with Oglethorpe’s Form 10-Q for the quarter ended 3/31/2015. 10 32% 36% 40% 44% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Equity to Assets 40% 45% 50% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Equity to Total Capitalization - 1.00 2.00 3.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 TIER 0 2,000 4,000 6,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Millions Total Operating Revenve

Members’ Competitive Position through 2014 (b) 11 (a) 2014 Rates range from 8.6 to 13.8 cents per kWh for Oglethorpe’s 38 Members. (b) Source: Georgia Power Company Form 10-K U.S. Residential Retail Average (2014) = 12.15 cents per kWh (a) 8.0 8.0 9.0 9.0 9.0 9.8 10.3 10.0 10.4 10.8 11.0 11.0 7.3 7.7 8.7 8.9 9.1 10.0 10.2 10.4 11.9 11.6 12.0 12.4 6.0 7.0 8.0 9.0 10.0 11.0 12.0 13.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Residential Retail Rate Comparison (Cents per kWh) Oglethorpe Member Average Georgia Power

RUS & DOE Loan Status Total Amount Outstanding under All RUS Guaranteed Loans: $2.7 billion Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans Hawk Road Energy Facility $203,100,000 $136,572,005 $66,527,995 General Improvements 127,703,000 92,733,217 34,969,783 General & Environmental Improvements 230,050,000 119,190,067 110,859,933 $560,853,000 $348,495,290 $212,357,710 12 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $850,000,000 $1,871,597,857 Capitalized Interest 335,471,604 35,374,378 (b) 300,097,226 $3,057,069,461 (c) $885,374,378 $2,171,695,083 (a) RUS and DOE guaranteed loans are funded through Federal Financing Bank. (b) Represents accrued capitalized interest being financed with the DOE guaranteed loan. (c) Aggregate borrowings under the Facility may not exceed the lesser of 70% of Eligible Project Costs or the amount shown. RUS Guaranteed Loans(a) as of April 30, 2015 DOE Guaranteed Loan(a) as of April 30, 2015 $746 million is available to advance based on eligible project expenses incurred through March 31, 2015.

Oglethorpe’s Available Liquidity as of May 7, 2015 Borrowings Detail $251.5 MM Letter of Credit Support for VRDBs/T.A. Smith $103.2 MM Vogtle Interest Rate Hedging $264.3 MM Vogtle Interim Financing Represents 552 days of liquidity on hand. 13 (a) In addition, as of April 30, Oglethorpe had $376 million on deposit in the RUS Cushion of Credit Account, which is designated on the balance sheet as restricted cash and investments and can only be used to pay debt service on RUS guaranteed loans. - 500 1,000 1,500 2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $1,610 $619 $991 $256 $1,247 (Millions)

Three Months Ended Year Ended March 31, December 31, ($ in thousands) 2015 2014 2014 2013 2012 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $308,776 $334,759 $1,314,869 $1,166,618 $1,204,008 Sales to Non-Members 31,002 32,541 93,294 78,758 120,102 Operating Expenses 271,518 297,443 1,148,766 1,013,852 1,102,277 Other Income 12,708 11,659 46,371 43,433 61,487 Net Interest Charges 65,599 62,293 259,133 233,477 244,000 Net Margin $15,369 $19,223 $46,635 $41,480 $39,320 Margins for Interest Ratio(a) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.76 6.82 6.52 6.29 5.77 Sales to Members (MWh) 4,567,689 4,905,224 20,154,108 18,549,886 20,852,826 Income Statement Excerpts Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2015 Budget also includes a 1.14x MFI ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. 14

First Quarter Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 15 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatta- hoochee T.A. Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2014 2015

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has financial covenants in certain of its credit agreements, pursuant to which it is currently required to maintain minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 16 March 31, December 31, ($ in thousands) 2015 2014 2013 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,566,507 $4,582,551 $4,434,728 CWIP 2,465,420 2,374,392 2,212,224 Nuclear Fuel 365,506 369,529 341,012 Total Electric Plant 7,397,433 7,326,472 6,987,964 Cash and Cash Equivalents 271,704 237,391 408,193 Total Assets $9,697,255 $9,546,243 $9,095,212 Capitalization: Patronage Capital and Membership Fees $776,493 $761,124 $714,489 Accumulated Other Comprehensive Margin (Deficit) 421 468 (549) Subtotal $776,914 $761,592 $713,940 Long-term Debt and Obligations under Capital Leases 7,297,217 7,213,456 6,939,249 Long-term Debt and Capital Leases due within one year 161,502 160,754 152,153 Other 16,708 16,434 15,379 Total Long-Term Debt and Equities $8,252,341 $8,152,236 $7,820,721 Equity Ratio(a) 9.4% 9.3% 9.1%

Equity of Oglethorpe and its Members Oglethorpe’s debt is not the direct obligation of its Members and, as a result, the capital of its Members does not directly support the principal and interest payments to be made by Oglethorpe on its outstanding indebtedness. Includes long-term debt and capital leases due within one year, to correspond to Oglethorpe’s First Mortgage Indenture calculation. Key Point: Our Members have a greater stake in Oglethorpe than our equity ratio indicates. The Members are not only our owners, but are also our customers and through their Wholesale Power Contracts with us, the Members’ financial commitment goes well beyond the amount of patronage capital they hold in us. 17 Patronage Capital Total Capitalization 39 Members $3,121 $6,373 Oglethorpe $762 $8,152 Eliminations ($762) ($762) Consolidated $3,121 $13,764 FYE 2014 ($ Millions) Patronage Capital Total Capitalization Equity Ratio 38 Members(a) $3,121 $6,373 49% Oglethorpe $762 $8,152 (b) 9%

Liquidity Net Margin Wholesale Power Cost Interim Financing Long Term Debt Balance Sheet Electric Plant Secured LT Debt (03.31.2015): $7.3 billion Weighted Average Cost: 4.510% Equity/Capitalization Ratio: 9.4% 2015 1.14 MFI March 31, 2015 2015 18 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. March 31, 2015 Actuals Forecast 2015 Average Cost of Funds: 0.48% (dollars in millions) $1,265 1,000 $1,775 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Budget Actual 6.89 6.70 6.95 6.76 ¢/kWh $0 $20 $40 $60 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget $0 $1 $2 $3 $4 $5 $6 $7 $8 YE 2014 3/31/2015 $4.58 $4.57 $0.37 $0.37 $2.37 $2.47 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $9,546 $9,697 Vogtle 3&4 Interest Rate Hedging , $103 Vogtle 3 &4 Interim Financing, $241 -$200 $0 $200 $400 $600 DOE Taxable RUS $0 $366 $154 $140 ($ Millions) Actual Issuance Forecasted Issuance Actual Repayment Forecasted Repayment

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K are made available on its website. (Exhibits to Oglethorpe’s SEC filings are available on EDGAR.) Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. For additional information please contact: Additional Information 19 Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168